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FOREST LABORATORIES, INC.
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Forest Labs A Leading Pharma Company July 2011

Attendees Howard Solomon, CEO Ken Goodman, Lead Director Chris Coughlin, Director Nominee Gerald Lieberman, Director Nominee Lester Salans, Director Nominee Elaine Hochberg, EVP and Chief Commercial Officer Frank Perier, EVP Finance and Administration and Chief Financial Officer David Solomon, SVP Corporate Development and Strategic Planning Marco Taglietti, SVP Research and Development and President of FRI Herschel Weinstein, VP General Counsel and Corporate Secretary 2

Forest Has Grown & Transformed Its Business

- Management and Board of Directors have led the growth and evolution of Forest into one of the top 12 branded pharma companies in America by market cap
  - Transformed the company multiple times: from initial focus on vitamins and generics, to focus on controlled release technologies, to branded salesforce acquisitions, to the purchase of marketed products, to the license of Phase III products, to the license and development of earlier stage products, and now, to leading Forest into international markets with a Canadian and four new European affiliates

Forest Laboratories Transformative Events


1977
Howard Solomon joins as CEO
1984
• Forest develops sustained-release technology called Synchron
• Forest acquires O'Neal, Jones and Feldman
1989
Forest acquires UAD Laboratories
1998
Forest launches CELEXA
2002
• Forest launches LEXAPRO
• Forest launches BENICAR®
2004
Forest launches NAMENDA
2007
Forest initiates anti-infective division with acquisition of Cerexa
2010
Forest increases global reach, establishing Canadian affiliate and four new European affiliates
2011
• Forest launches TEFLARO
• Forest acquires Clinical Data
• Forest launches DALIRESP & VIIBRYD
1977
2011
FY1977 Sales: $5MM
FY1984 Sales: $22MM
FY1994 Sales: $352MM
FY2011 Sales: $4,390MM

> *"Forest has a more than 30-year record of creating shareholder value, largely through licensing drugs. Given this, we have confidence that the company will invest its cash wisely. The company has committed to investing with a long-term view rather than appeasing impatient investors by chasing high-priced deals that could boost short-term results but fail to create long-term value for shareholders."*
> *(Damien Conover, Morningstar Research, 7-Mar-2011)*

3

Forest — A Leading Pharma Company Forest is one of the top 12 branded pharma companies in America by market cap (1) — Track record of financial performance with revenue of $4.4Bn (2) — Commercial success leading to four $1Bn+ blockbuster products in CELEXA, LEXAPRO, BENICAR® and NAMENDA (3) — Share price performance that has exceeded that of S&P 500 over both short (one-three years) and long (20-years) time periods and the AMEX Pharmaceutical Index (DRG) over a one and five year time period (1) Forest has a strong history of operational success in building its product portfolio and pipeline — Seven New Molecular Entities approved over the last 10 years with four in the last five years — Nine new products launched/launching between 2008-2013 — Another six in late-stage development “Next Nine” products will drive the Company’s growth and diversify revenue in a post LEXAPRO and NAMENDA Loss of Exclusivity period — Management has proactively assembled product portfolio over time using its strength in business development and efficient allocation of capital — Forest’s ability to maximize product potentials in competitive marketplaces is key to success — Crucial time period with one new product launch in 2009, three launches in 2011 and two planned launches in each of 2012 and 2013 Notes 1. As of June 30, 2011 2. For FY ‘11 4 3. BENICAR® is a registered trademark of Daiichi Sankyo

Track Record of Financial Performance (1) Over the last 10 years, Forest has increased revenue at a compound annual growth rate of 12.1% — Commercial success has grown four products, CELEXA, LEXAPRO, BENICAR® and NAMENDA, to blockbuster status with over $1Bn in sales Over this same time period, our focus on leveraging our operating costs has generated a 16.5% compound annual growth rate in GAAP EPS Note 1. For 10-year period ending FY ‘11

Delivering Shareholder Returns in Short and Long Term Management team has excellent track record of Price Performance (1)(2)(3) As of June 30, 2011 creating shareholder value Forest S&P 500 DRG CEO Howard Solomon is one of only 8 CEO’s with 1 Year 43.4% 28.1% 20.3% — FRX Outperformance / 15.3% 23.1% average tenure of over 20 years and annualized total (Underperformance) return during tenure of over 20% 3 Year 13.2% 3.2% 14.3% FRX Outperformance / 10.1% (1.0%) Outperformed S&P over 1 yr, 3 yr and (Underperformance) 20 yr time periods and the DRG over 1 yr and 5yr 5 Year 1.7% 4.0% 0.6% periods (3) FRX Outperformance / (2.3%) 1.1% (Underperformance) Stock trading at 52 week high prior to Icahn 20 Year 774.2% 255.8% NA FRX Outperformance / 518.4% NA announcement; it has since traded somewhat lower (Underperformance) Returns as of Apr. 26, 2011 Permission granted for usage of the chart from Forbes Media LLC. Copyright 2011. All rights reserved. mo78327L Notes 1. The AMEX Pharmaceutical Index (DRG) was developed on July 31, 1991 2. Price performance does not include dividends 6 3. As of June 30, 2011

Operational Success Over Time Has built significant product portfolio over time with four blockbuster products — Successfully managed CELEXA Loss of Exclusivity through development of LEXAPRO — Now focused on upcoming LEXAPRO and NAMENDA Loss of Exclusivity Management efforts over the last eight years have built Forest’s pipeline to offset the Loss of Exclusivity for these two drugs and drive future growth — Results of these efforts are now being realized with “Next Nine” Products, 5 of which are already launched, two of which are 2011 filings for approval and two of which will be filed for approval next year — Six additional products to be launched in 2014 and beyond “With five recent product approvals (BYSTOLIC, SAVELLA, TEFLARO, DALIRESP and VIIBRYD) from five different FDA divisions, along with two NDAs (aclidinium, linaclotide) for CY2011 and potentially two more for CY2012 (levomilnacipran, cariprazine), Forest’s tuck-in licensing and acquisition activity over the past six years to replace LEXAPRO (CY2012) and NAMENDA (CY2015) is now beginning to materialize.” (Annabel Samimy, Stifel Nicolaus Research, 19-April-2011) 7

Operational Success Over Time (cont’d) Forest has received 7 New Molecular Entities approvals over the last ten years and 4 in the last five years — outperforming many of its largest rivals NME + New BLA Approvals (1)(2)(3)(4)(5) 16 16 12 12 10 9 9 8 8 7 7 Peer Last 10 yrs Median: 7 5 4 4 4 2 2 2 2 2 2 2 Peer Last 5 yrs Median: 2 0 0 0 FRX NVS GSK MRK PFE LLY AZN SHP CEPH WCRX Last 10 yrs Last 5 yrs Peer Last 10 yrs Median Peer Last 5 yrs Median “FRX has proven its development capability over the last three years and its focus now returns to what it does best — commercial execution.” (Corey Davis, Jefferies Research, 16-May-2011) Notes 1. Approvals granted to other licensor prior to in-licensing by peer company not included 2. Approvals granted to other companies prior to acquisitions by peer company not included (eg. Clinical Data’s VIIBRYD, Wyeth’s PRISTIQ) 3. Generics, new formulations, combinations, new indications and life-cycle extension approvals are not included (eg, ZETIA is included, but not VYTORIN) 4. Chiral enantiomer approvals (LEXAPRO and NUVIGIL) are included 5. Vaccine BLAs are included 8

Operational Success Over Time (cont’d) 3 products already launched in 2011, 2 products to be launched in 2012 and two more in 2013 — 6 additional products in Phase II/III pipeline will launch in 2014 and beyond 2011 Product Launches + NDA + Ph. III / FY2011 Sales ($Bn) (1) x 2.0 1.6 1.5 1.1 1.0 1.0 0.6 0.6 0.5 Peer Median: 0.5 0.4 0.5x 0.5 0.3 0.2 0.0 FRX WCRX CEPH LLY NVS MRK SHP GSK AZN PFE 2011 Product Launches + NDA + Ph. III / FY2011 Sales ($Bn) Peer Median “We believe Forest now boasts the deepest late-stage new drug pipeline in the specialty pharmaceuticals sector.” (Ian Sanderson, Cowen Research, 18-Oct-2010) Note 9 1. Includes new chemical entities and new biologics only

Disciplined and Productive Business Development Long-standing relationships and commercial success have made Forest a partner of choice — Numerous repeat partnership agreements with select FY11 Revenue: $2.3Bn companies Track record of success with all forms of licensing and partnership arrangements with 24 products licenses / FY11 Revenue: $1.3Bn acquisitions between 2004 and 2011, leading to: — Five products launched within the last four years FY11 Revenue: $154MM — 10 products in development — Four products expected to be launched within the next FY11 Revenue: $264MM two years and six products expected to be launched post 2014 — One co-marketing agreement, two out-licensing agreements FY11 Revenue: $90MM and only five terminations “Management has done a nice job in its execution of acquiring/in-licensing new compounds for its pipeline.” (David Steinberg, Deutsche Bank Research, 13-Jun-2011) 10

Nine New Products to Launch 2008-2013 “Next Nine” products are evidence of Forest management’s success in creating a sustainable pharma business Acquisition / Product Indication Sales Force Focus Launch Date Partner License Date Recent Launches BYSTOLIC Hypertension PCP / Cardiologist 2008 2006 Mylan / Jansen SAVELLA Fibromyalgia PCP / Rheumatologist 2009 2004 Cypress / Pierre Fabre 2011 Launches TEFLARO cSSSI & CABP Infectious Diseases 2011 2007 Cerexa / Takeda DALIRESP COPD PCP / Pulmonologist 2011 2009 Nycomed VIIBRYD Depression PCP / Psychiatrist 2011 2011 Clinical Data / Merck Serono NDAs Planned for 2011 aclidinium COPD PCP / Pulmonologist 2012 2006 Almirall linaclotide IBS-C/CC PCP / Gastroenterologist 2012 2007 Ironwood NDAs Planned for 2012 levomilnacipran Depression PCP / Psychiatrist 2013 2008 Pierre Fabre Schizophrenia/ cariprazine PCP / Psychiatrist 2013 2004 Gedeon Richter Bipolar Mania “Following the approval of DALIRESP and the acquisition of VIIBRYD earlier this year and ahead of FDA filings for linaclotide and aclidinium as well as several additional pipeline catalysts later this year, Forest is actively transitioning beyond the legacy LEXAPRO and NAMENDA franchises.” (Chris Schott, JPMorgan Research, 3-Jun-2011) 11

“Next Nine” Products Drive Growth & Diversify Revenue New products will diversify Forest’s revenue mix significantly and allow a return to growth post the FY2012 Loss of Exclusivity of LEXAPRO — Top line sales growth goals of approximately 10% CAGR (‘13-’17); adjusted EPS growth goals of approximately 30% CAGR (‘13-’17) FY2016 Revenue expected to be greater than FY2011 Revenue FY2011 Revenue by Product FY2016E Revenue By Product LEXAPRO BYSTOLIC LEXAPRO BYSTOLIC VIIBRYD linaclotide NAMENDA SAVELLA NAMENDA SAVELLA DALIRESP levomilnacipran Other cariprazine TEFLARO aclidinium Other / Pipeline “Best late stage pipeline in all biopharma — 5 drugs launch in next 2 years all with composition of matter patents. Will drive >30% EPS growth post F2013 trough.” (Corey Davis, Jefferies Research, 16-May-2011) 12

Maximizing Product Potential Lineage of delivering blockbuster products to competitive U.S. primary care space Not a single product story; Forest has repeatedly demonstrated commercial success with CELEXA, LEXAPRO, NAMENDA, and BENICAR®, among others — CELEXA was 5th SSRI launched into market and had 16% TRx share per IMS at peak — BENICAR® was 7th ARB launched into market and is the 3rd most prescribed ARB today Consistent track record of exceeding analyst expectations for products — LEXAPRO — 7th SSRI launched into market — At time of launch, Street estimated peak sales of $1.5Bn — $2.0Bn — FY2011 sales of $2.3Bn and 12% TRx share (1) — NAMENDA — At time of launch, Street estimated peak sales of $500MM — $800MM — FY2011 sales of $1.3Bn and 36% TRx share (1) — Analysts project to grow to $1.7Bn by 2015 (2) — BYSTOLIC — 19th beta blocker launched in fully genericized market — Analysts project to reach $500MM in peak sales (2) — Achieving high end of street expectations from time of launch Notes 1. IMS data as of June 30, 2011 2. Street Consensus median estimate as of June 30, 2011 13

Blockbuster Small Molecule Products Face LOE Cliffs Small molecule drugs rapidly lose sales post Loss of Exclusivity — Typical drug will lose 90% of branded sales within six months of loss of exclusivity — 7-9 generic competitors are typical for small molecule drugs that have significant branded sales Every pharmaceutical company has large products which ultimately lose exclusivity- it is simply a fact of life in this industry — Lilly / ZYPREXA — Pfizer / LIPITOR — Bristol / PLAVIX — AstraZeneca / NEXIUM — Novartis / DIOVAN “Forest shares have dipped on a five-year basis as the patent expirations for LEXAPRO and NAMENDA have grown closer; however, other pharmaceutical companies’ shares have also fallen for similar reasons.” (David Buck, Buckingham Research, 13-Jun-2011) 14

Successful Management of LOE Cycle: CELEXA Forest overcame its first Loss of Exclusivity cycle by successfully replacing CELEXA sales with LEXAPRO sales — a one for one replacement strategy Combined sales increased through CELEXA loss of exclusivity in FY2005 Total CELEXA & LEXAPRO Sales Fiscal Year End (March 31) $MM 2,500 2,292 2,106 2,000 1,873 1,605 1,452 1,500 1,088 1,087 1,089 1,000 714 653 427 500 245 0 0 0 17 25 16 0 FY ‘00 FY ‘01 FY ‘02 FY ‘03 FY ‘04 FY ‘05 FY ‘06 FY ‘07 FY ‘08 Total CELEXA CAGR 427 714 1,088 1,697 2,176 2,259 1,891 2,131 2,308 & LEXAPRO 23% CELEXA LEXAPRO “We point out that management lived through CELEXA generics, managed it beautifully and has been fully aware of the LEXAPRO date certain expiry since the day the product first launched.” (Megan Murphy, Lazard Capital Markets, 16-Oct-2006) 15

Successful Management of LOE Cycle (cont'd)

- Because of the tremendous success in building these franchises, the upcoming Loss of Exclusivity of LEXAPRO and NAMENDA are significant events for Forest
- Forest has understood and planned for this event for 8 years - will be a nine for two replacement strategy
- Forest has managed Loss of Exclusivity cycle better than peers, through growth from existing and new products
  - Forest has double the product approvals over the last 5 years as the median of its business peers

Product Acquisition and Launch Date Timeline


License / Purchase
2004 SAVELLA & cariprazine
2006 BYSTOLIC & aclidinium
2007 linaclotide & TEFLARO
2008 levomilnacipran
2009 DALIRESP
2011 VIIBRYD
2004
2013
Launch
2008 BYSTOLIC
2009 SAVELLA
2011 TEFLARO, DALIRESP & VIIBRYD
2012 linaclotide & aclidinium
2013 levomilnacipran & cariprazine

"From a sales perspective, we anticipate Forest's annual revenues will return to FY2011 levels by FY2016 – a notable accomplishment as 85% of FY 2011 sales are expected to lose patent protection over this time." (Chris Schott, JPMorgan Research, 03-Jun-2011)

16

Sales Spend In-Line with Peers with Focus on Productivity

- Managing business for balance of top-line growth and strong cash flow generation
- "Best in class" financial metrics for a company with a large primary care footprint
  - Revenue / Employee compares favorably to peers
  - SG&A spend in line with peers

SG&A as a % of Sales (1)(2)(3)

Last Fiscal Year
%



50
38
25
13
0
32
38
37
34
32
31
31
31
29
29
Peer SG&A as a % of Sales Median: 31%
FRX
SHP
WCRX
CEPH
GSK
AZN
NVS
LLY
PFE
MRK
SG&A as a % of Sales
Peer SG&A as a % of Sales Median

Sales / Employee (1)

Last Fiscal Year
$000s / Employee



1,200
1,000
800
600
400
784
1,102
830
754
613
602
545
489
459
425
Peer Median: 602
FRX
WCRX
SHP
CEPH
PFE
LLY
AZN
MRK
GSK
NVS
Sales / Employee
Peer Median

"A little bit goes a long way in the FRX P&L, the slightest increase in sales, prompts a dramatic rise in EPS…Meaningful increases in commercial investments are not needed beyond base costs, allowing for more positive contribution as sales rise" (Catherine Arnold, Credit Suisse Research, 28-Jun-2011)

Notes

1. Figures as reported in company filings
2. SHP SG&A includes amortization and impairment losses for intangible assets relating to intellectual property rights acquired of $176.2 million including impairment losses of $42.7 million
3. GSK SG&A excludes £4Bn of legal costs

17

Disciplined and Effective R&D Effort Focused R&D effort with emphasis on productivity and clinical success — R&D spend in line with peers — R&D has been extremely productive as evidenced by five recent product approvals — All product candidates successfully advanced in clinical development in FY2011 R&D as a % of Sales (1) Forest Annual R&D Spend (1) Last Fiscal Year Last Ten Fiscal Years %$ MM 40 1,200 30 825 24 800 716 21 671 661 19 20 16 18 16 16 16 Peer R&D as a % of 10-year 14 465 Sales Median: 16% 410 Median: 400 438 294 10 234 5 205 158 0 0 FRX MRK LLY SHP NVS AZN GSK CEPH PFE WCRX 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 R&D as a % of Sales Annual R&D Spend IPR&D related to Cerexa and Novexel Peer R&D as a % of Sales Median 10-year Median “The research organization is leveraged through its ability and capacity to conduct multiple rigorous clinical trials across a wide range of therapeutic areas, covering central nervous system, cardiovascular, gastro intestinal, anti-infective, respiratory, rheumatology and endocrinology.” (John Boris, Citi Research, 6-Jul-2010) Note 18 1. Figures as reported in company filings

Efficient Deployment of Capital

- Record of judicious use of cash resources to facilitate growth of business and return capital to shareholders
  - $2.8Bn invested in business development since 2007 - $2.1Bn on four cash acquisitions and $700MM on initial new product licensing agreements
  - $1Bn since 2010 in two accelerated share repurchases (announced June 2010 and June 2011)
- Capital structure preserves financial flexibility to support future growth while maximizing earnings
  - Repurchased $4.4Bn of shares since 2004 while retaining sizable cash balance

Return of Capital to Shareholders as a % of Market Cap (1)
Last Two Years


%
40
30
20
10
0
35
16
10
10
10
9
9
7
1
0
Peer Median: 9%
FRX
WCRX
AZN
LLY
GSK
MRK
PFE
NVS
SHP
CEPH
Return of Capital to Shareholders as a % of Market Cap
Peer Return of Capital to Shareholders as a % of Market Cap Median

Net Income Margin (2)
Last Fiscal Year


%
40
30
20
10
0
24
36
30
27
24
23
23
23
23
18
Peer Median: 23%
FRX
AZN
WCRX
PFE
NVS
CEPH
MRK
SHP
LLY
GSK
Net Income Margin
Peer Net Income Margin Median

"Forest has been shareholder friendly in repurchasing shares while maintaining resources for business development." (David Buck, Buckingham Research, 13-Jun-2011)

Notes
1. Includes share repurchases, common dividends and special dividends
2. GAAP metric for Forest; non-GAAP metric for peers; GSK Net Income Margin excludes the effect of £4Bn of legal costs

19

Management & BOD Ownership Above that of Peers

- Forest management is focused on building a durable and sustainable pharmaceutical company that delivers strong shareholder returns
- Management and directors are invested in the company's performance
- Overall ownership of CEO, other executive officers and directors is above that of average of both business and proxy peers
  - Forest:
    - CEO Ownership: 1.3%
    - Ownership of Directors and Officers: 2.6%
  - Business Peers (Average):
    - CEO Ownership: 0.3%
    - Ownership of Directors and Officers: 1.2%
  - Proxy Peers (Average):
    - CEO Ownership: 0.7%
    - Ownership of Directors and Officers: 1.8%

Ownership by Directors and Executive Officers as a % of Total Shares Outstanding (1)(2)(3)


%
Forest
Warner Chilcott
Cephalon
Lilly
Merck
Pfizer
0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0
CEO
Other Directors and Officers

Ownership by Directors and Executive Officers as a % of Total Shares Outstanding (2)(3)(4)


%
Forest
Cephalon
Gilead
Allegran
Mylan
Celgene
Watson
Endo
Biogen
0.0 0.5 1.0 1.5 2.0 2.5 3.0
CEO
Other Directors and Officers

Notes
1. The business peer group includes AstraZeneca, Cephalon, GSK, Lilly, Merck, Novartis, Pfizer, Shire and Warner Chilcott; those of which disclose executive compensation in their respective proxy filings are included
2. As per 2010 Proxy Filing
3. Fiscal year ended 3/31/2011 data shown for Forest
4. The proxy peer group as stated in Forest's 2010 Proxy, which includes Allergan, Biogen Idec, Celgene, Cephalon, Endo, Gilead, Mylan and Watson; the analysis excludes companies that were listed in the peer group but with announced acquisitions prior to March 31, 2011 (Genzyme, King and Sepracor)

20

Management & BOD Incentives In-line with Stockholders

- Compensation for top executives weighted towards stock and options
- Overall compensation of top executives is similar in mix to that of business and proxy peers
  - Forest:
    - Total Compensation for Top Executives Paid in Stock and Options: 69.5%
  - Business Peers (Average):
    - Total Compensation for Top Executives Paid in Stock and Options: 58.0%
  - Proxy Peers (Average):
    - Total Compensation for Top Executive Paid in Stock and Options: 62.3%

% of Stock + Options / Total Compensation for Top Executives (Average 2004 – 2010) (1)(2)(3)



%
Forest
Cephalon
Lilly
Warner Chilcott
Pfizer
Merck
69.5
73.8
58.1
56.2
52.2
49.6
40.0
45.0
50.0
55.0
60.0
65.0
70.0
75.0
80.0
% of Stock + Options / Total Compensation for Top Executives

% of Stock + Options / Total Compensation for Top Executives (Average 2004 – 2010) (2)(3)(4)



%
Forest
Gilead
Biogen
Cephalon
Celgene
Allergan
Endo
Watson
Mylan
69.5
75.9
74.3
73.8
68.1
64.3
54.3
50.1
37.7
20.0
30.0
40.0
50.0
60.0
70.0
80.0
% of Stock + Options / Total Compensation for Top Executives

Notes

1. The business peer group includes AstraZeneca, Cephalon, GSK, Lilly, Merck, Novartis, Pfizer, Shire and Warner Chilcott; those of which disclose executive compensation in their respective proxy filings are included
2. As per 2010 Proxy Filing
3. Fiscal year ended 3/31/2011 data shown for Forest
4. The proxy peer group as stated in Forest's 2010 Proxy, which includes Allergan, Biogen Idec, Celgene, Cephalon, Endo, Gilead, Mylan and Watson; the analysis excludes companies that were listed in the peer group but with announced acquisitions prior to March 31, 2011 (Genzyme, King and Sepracor)

21

CEO Compensation Levels Below Those of Peers

- Forest median compensation for CEO is below that of business and proxy peers median over last seven years
- Forest BOD has appropriately increased and decreased compensation for CEO in-line with operating performance of Company
  - FY09-11 increase in revenue of 14.1%, EPS of 42.5%, and share price of 47.1%

CEO Compensation vs. Business Peers (1)(2)(3)(4)

$MM


20.0
15.0
10.0
5.0
0.0
7.0
14.5
6.7
11.8
5.4
10.1
6.5
13.1
6.6
14.6
8.3
14.9
8.9
16.5
Peer Median:
14.5
Forest Median:
6.7
'04
'05
'06
'07
'08
'09
'10
Forest
Business Peer Median
Forest 7-Year Median
Peer 7-Year Median

Annual Change		'04	'05	'06	'07	'08	'09	'10
	Forest		(4%)	(20%)	22%	0%	26%	7%
	Peers		(19%)	(14%)	30%	12%	2%	11%

CEO Compensation vs. Proxy Peers (2)(3)(4)

$MM


16.0
12.0
8.0
4.0
0.0
7.0
9.1
6.7
9.7
5.4
10.0
6.5
9.6
6.6
11.9
8.3
10.8
8.9
9.6
Peer Median:
9.7
Forest Median:
6.7
'04
'05
'06
'07
'08
'09
'10
Forest
Proxy Peer Median
Forest 7-Year Median
Peer 7-Year Median

Annual Change		'04	'05	'06	'07	'08	'09	'10
	Forest		(4%)	(20%)	22%	0%	26%	7%
	Peers		6%	3%	(4%)	25%	(10%)	(11%)

Notes

1. The business peer group includes AstraZeneca, Cephalon, GSK, Lilly, Merck, Novartis, Pfizer, Shire and Warner Chilcott; those of which disclose executive compensation in their respective proxy filings are included
2. As per proxy filings
3. Fiscal year data shifted one calendar year early in all years for Forest. For example, FY10 displays Forest metrics for the year ended 3/31/2011; add data for peers is calendar year which is same as fiscal year
4. For 2005 and prior, assume that the dollar value of underlying options granted is based on potential realizable value at 5% annual rate of stock appreciation of option term as described in respective filings
5. The proxy peer group as stated in Forest's 2010 Proxy, which includes Allergan, Biogen Idec, Celgene, Cephalon, Endo, Gilead, Mylan and Watson; the analysis excludes companies that were listed in the peer group but with announced acquisitions prior to March 31, 2011 (Genzyme, King and Sepracor)

22

Enhancing Forest’s Board of Directors Six of ten proposed directors are newly appointed within the last five years — Three new directors previously added: Nesli Basgoz, Lawrence Olanoff and Peter Zimetbaum Proposing three new directors in 2011 Annual Meeting: — Chris Coughlin, 59, most recently served as Executive Vice President and Chief Financial Officer of Tyco International from 2005 to 2010. Previously, Mr. Coughlin was Chief Financial Officer of Pharmacia Corporation from 1998 until its acquisition by Pfizer in 2003. Mr. Coughlin is currently serving as the lead independent director on the board of Dun & Bradstreet, where he is a member of the Audit Committee and the Compensation and Benefits Committee. He also serves on the board of Covidien plc, where he is the chair of their Compliance Committee. — Gerald Lieberman, 64, most recently served as the President and Chief Operating Officer of AllianceBernstein from 2004 to 2009, where he oversaw several critical functions for the Company, including finance, global risk management, technology, operations, human resources, investor and public relations. In addition, he was instrumental in developing the AllianceBernstein’s global integrated platform and enhancing its corporate governance and financial transparency. Prior to joining Alliance Bernstein in 1998, Mr. Lieberman held a number of positions at Fidelity Investments from 1993 to 1998, including Chief Financial Officer and Chief of Administration. Mr. Lieberman is currently serving as a director at Computershare. — Brent Saunders, 41, has been the Chief Executive Officer of Bausch + Lomb and a board director since March 2010. Prior to Bausch + Lomb, Mr. Saunders served as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering- Plough’s merger with Merck & Co. and for its $16 billion acquisition of Organon BioSciences. Before joining Schering- Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers from 2000 to 2003. In addition to the Bausch + Lomb board, he also serves on the boards of ElectroCore and the Overlook Hospital Foundation. “FRX ended up recommending three new board members for the upcoming shareholders’ meeting that we believe have impressive resumes and could help their case if it comes to a proxy fight against Icahn.” (Gary Nachman, Susquehanna Research, 20-Jul-2011) 23

Succession Planning Pursuant to Forest’s board-driven succession planning process, in November 2010 the Company announced a reorganization of its executive management team Four senior executives were promoted to report directly to Forest’s CEO, each with strong knowledge of Forest’s business — Elaine Hochberg, EVP and Chief Commercial Officer, manages all marketing and sales disciplines for Forest’s full product line, market research for promoted and development products, new product assessments and planning, and managed care activities. In total, Ms. Hochberg has 14 years experience at Forest and 25 years pharma experience — Frank Perier, EVP Finance and Administration and Chief Financial Officer, manages finance and planning, treasury, tax, legal, human resources, procurement, risk management and investor relations groups. Mr. Perier has 7 years experience at Forest and 16 years pharma experience — David Solomon, SVP Corporate Development and Strategic Planning, oversees all licensing, M&A and other product acquisition transactions, all ex-U.S. operations, supply, manufacturing, quality assurance, and compliance. Mr. Solomon has 10 years experience at Forest — Marco Taglietti, M.D., SVP Research and Development and President of FRI, has brought to market over 20 different products in the U.S. and internationally over the course of his career. Dr. Taglietti has 4 years experience at Forest and 21 years pharma experience at Schering-Plough and Stiefel Succession plan will be considered by BOD after this year’s annual meeting “We were impressed with FRX senior management. We walked away more convinced that Forest has a superior management team and operating culture. We enjoyed hearing from Chairman & CEO Howard Solomon, who despite his age (82), is clearly a sharp, driven, and charismatic team leader. We found other top leaders previously not visible to investors to be impressive and enthusiastic.” (David Risinger, Morgan Stanley Research, 8-Jan-2010) 24

Addressing Uncertainty over HHS — OIG Investigation Top 20 Pharma S&M Practice Settlements Company settled with DOJ and U.S. District $MM Attorney for Massachusetts in September 2010 Pfizer (‘04, ‘07, ‘09) 2,760 related to sales and marketing practices Eli Lilly (‘05, ‘09) 1,460 JNJ (Pending, ‘10) 1,081 — Has enhanced compliance programs and strengthened TAP Pharma (‘01) 875 salesforce and marketing oversight since events at issue Schering-Plough (‘06, ‘04) 780 No outstanding issues between company and DOJ GSK (‘10) 750 — Serono (‘05, ‘11) 748 HHS has targeted Howard Solomon in an Merck (‘08) 650 Allergan (‘10) 600 unprecedented way Purdue (‘07) 591 No allegation that Mr. Solomon was involved in, or even AstraZeneca (‘10) 520 — aware of, any of the conduct that was the basis for BMS (‘07) 515 Novartis (‘10, ‘10) 495 Company’s guilty plea Cephalon (‘08) 431 — Company and Mr. Solomon are contesting this action Boston Scientific (‘09, ‘09) 318 Forest (‘10) 314 Board of Directors contingency plan assures Elan (‘11) 203 dispute will have no impact on the Company’s Bayer (‘08) 98 Intermune (‘06) 37 ability to do business with the federal government UCB (‘11) 34 0 750 1,500 2,250 3,000 Top Pharma S&M Practice Settlements “The potential action by HHS-OIG is unprecedented and particularly surprising in the wake of the settlement for Forest as a company.” (Jami Rubin, Goldman Sachs Research, 8-Jun-2011) 25

Forest — A Leading Pharma Company Forest has grown from a $5MM revenue company in 1977 to a $4.4Bn revenue company in FY11 — Delivered strong shareholder returns in both short and long-term Success with blockbuster products has created Loss of Exclusivity issues that many big pharmas face — Successfully managed CELEXA Loss of Exclusivity with development and launch of LEXAPRO — LEXAPRO & NAMENDA Loss of Exclusivity has been planned for with “Next Nine” products Forest is at a crucial time in its execution of its plan — Ongoing commercial execution for BYSTOLIC and SAVELLA — Commercial launches underway for TEFLARO, DALIRESP and VIIBRYD — Regulatory approval of linaclotide and aclidinium — Finalize development of levomilnacipran and cariprazine Forest management and BOD have demonstrated success in commercializing and developing products — New proposed directors enhance this skill set by adding proven industry leaders in healthcare, finance and governance — Icahn directors do not bring expertise in these areas and represent potential instability at this crucial time of execution “Given recent success — not just the stock but with the FDA, pipeline, new deals, and launches — we don’t see shareholders sympathizing with a ‘need for change’ cause.” (Corey Davis, Jefferies Research, 19-Jul-2011) 26

Q1 Earnings Favorable Sell-Side Response Financial Performance — “The company maintained upbeat expectations for its key products, noting the shift in SG&A resources towards the recently launched products — VIIBRYD, TEFLARO and DALIRESP.” (Ronny Gal, Bernstein Research, 19-Jul-2011) — “..having too many recently approved drugs is an enviable problem to have. The up-front investment in sales staff and promotion of these new drugs should pay off over the long term.” (Damien Conover, Morningstar Research, 19-Jul-2011) — “Forest is generally well-run company, not too much waste.” (Ronny Gal, Bernstein Research, 15- Jul-2011) Products & Pipeline — “We are impressed by Forest’s discipline and measured investments, providing what will be a well- diversified product portfolio for several years out.” (Annabel Samimy, Stifel Nicolaus Research, 19- Jul-2011) — “Visibility on DALIRESP and VIIBRYD is still limited, but one possible interpretation would be the magnitude of buy-ins relative to wholesalers’ expectations for future demand.” (Catherine Arnold, Credit Suisse Research, 19-Jul-2011) — “We continue to see DALIRESP as a significant product opportunity for Forest over time.” (Chris Schott, JP Morgan Research, 19-Jul-2011) Management and Strategy — “Under Solomon’s reign, shareholders have seen tremendous returns that few other publicly traded companies have matched. We believe the recent stock-repurchase program was a very prudent use of the company’s cash.” (Damien Conover, Morningstar Equity Research, 19-Jul-2011) Note Permission was neither sought nor obtained from any third party analyst quotes used in this presentation 27

History of Icahn’s Interaction with Forest Carl Icahn took initial position in Forest stock on August 21, 2009 and in the almost two- year period between then and June 10, 2011, Mr. Icahn did not attempt to contact Forest in any way to express concerns about the Company On June 9, 2011, Forest received HSR notification that Mr. Icahn may seek to increase his position in Forest’s stock On June 10, 2011, Mr. Icahn sent a letter to Forest announcing that he or his affiliates owned 6.465% of Forest’s stock and that he intended to nominate four new directors to Forest’s BOD — No reasons given for Mr. Icahn’s decision to nominate new BOD directors Forest contacted Mr. Icahn to ask for a meeting to discuss his director proposals — Meeting was held on June 14, 2011, at which time Mr. Icahn did not suggest mechanisms by which he thought the Company’s operating performance could be improved Mr. Icahn filed his 13-D on June 17, 2011 with a personal attack on Mr. Solomon and Forest’s directors and a request for documents on the HHS-OIG situation Prior to nominating our slate of three new director candidates, Forest approached Carl Icahn with regards to obtaining his input about one qualified director nominee; he declined to discuss this topic with us To date, Icahn has not attempted to engage company in fruitful discussions over ways to improve the Company’s operating performance 28

Director Bios Howard Solomon Director since 1964 — Mr. Solomon, 83, is Chairman, Chief Executive Officer and President of Forest. He began his career as an attorney at leading law firms in New York and joined Forest in 1964 as a director and secretary of the Board while serving as outside counsel for the Company. He became CEO of Forest in 1977 and Chairman in 1998. Mr. Solomon is a Trustee of the New York Presbyterian Hospital and previously served on the Board of Cold Spring Harbor Laboratories. He is currently a member of the Executive Committee of the Board of Directors of the Metropolitan Opera and Chairman of its Finance Committee. He also serves on the Board of the New York City Ballet. Mr. Solomon graduated from the City College of New York and holds a J.D. from Yale University. — We believe that Mr. Solomon’s experience as a senior executive and leader in our industry, his in-depth knowledge of our Company and its day-to-day operations and his strong record and strategic vision for the Company qualify him to serve on our Board. Nesli Basgoz, M.D. Director since 2006 — Dr. Basgoz, 53, is the Associate Chief for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital (MGH) and serves on the hospital’s Board of Trustees. In addition, Dr. Basgoz is an Associate Professor of Medicine at Harvard Medical School. Previously, she served as Clinical Director in the Infectious Diseases Division of MGH for six years. Dr. Basgoz earned her M.D. Degree and completed her residency in internal medicine at Northwestern University Medical School. She also completed a fellowship in the Infectious Diseases Division at the University of California at San Francisco. She is board certified in both infectious diseases and internal medicine. — Dr. Basgoz’s broad medical expertise and nationally recognized leadership in the medical field, as well as her extensive clinical trial experience has equipped her to effectively advise the Board and management with respect to many strategic matters, including navigating regulatory approvals and the clinical trial process. Moreover, her particular expertise in infectious diseases has enabled Dr. Basgoz to advise the Board and management with respect to the Company’s current and potential portfolio of drugs within the relevant indications, including Forest’s recently launched TEFLARO product and other antibiotics under development at the Company. 29

Director Bios Christopher J. Coughlin 2011 Director Nominee — Mr. Coughlin, 59, most recently served as Executive Vice President and Chief Financial Officer of Tyco International from 2005 to 2010 and remains an advisor to Tyco. During his tenure, he played a central role in the separation of Tyco into three independent, public companies and provided financial leadership surrounding major transactions, including the $2 billion acquisition of Broadview Security, among many other responsibilities and accomplishments. Prior to joining Tyco, he worked as the Chief Operating Officer of the Interpublic Group of Companies from June 2003 to December 2004, as Chief Financial Officer from August 2003 to June 2004 and as a director from July 2003 to July 2004. Previously, Mr. Coughlin was Executive Vice President and Chief Financial Officer of Pharmacia Corporation from 1998 until its acquisition by Pfizer in 2003. Prior to that, he was Executive Vice President of Nabisco Holdings and President of Nabisco International. From 1981 to 1996 he held various positions, including Chief Financial Officer, at Sterling Drug. Mr. Coughlin is currently serving as the lead independent director on the board of Dun & Bradstreet, where he is a member of the Audit Committee and the Compensation and Benefits Committee. He also serves on the board of Covidien plc, where he is Chair of the Compliance Committee. Mr. Coughlin has a B.S. in accounting from Boston College. — A veteran of service and leadership on public company boards, Mr. Coughlin’s wide array of senior management positions in global companies, pharmaceutical background, finance experience and compliance and governance expertise will further equip the Board in making strategic decisions for the long-term growth of the Company. Dan L. Goldwasser Director since 1977 — Mr. Goldwasser, 71, is a practicing attorney and has been a shareholder since 1992 at the law firm Vedder Price, P.C., where he is a member of the firm’s Accounting Law Practice Group. Mr. Goldwasser previously served as Chairman of the American Bar Association’s Business Law Section’s Committee on Law and Accounting and as the American Bar Association’s Co- Chairman of The National Conference of Lawyers and Certified Public Accountants. From 2003 to 2006, he also was a member of the Auditing Standards Board of the American Institute of Certified Public Accountants. Mr. Goldwasser holds a B.A. from Harvard University and an LL.B. from Columbia Law School. — Mr. Goldwasser’s leadership roles in accounting organization, service on the AICPA’s Auditing Standards Board, deep expertise in legal, regulatory and accounting matters and his deep understanding of Forest make him a valuable contributor to the Board. 30

Director Bios Kenneth E. Goodman Director since 1998 — Mr. Goodman, 63, is the former President and Chief Operating Officer of Forest, a position that he held from 1998 to 2006. For eighteen years prior thereto, Mr. Goodman served as Forest’s Vice President, Finance and Chief Financial Officer and was named Executive Vice President, Operations in February 1998. From 1975 to 1980, he served as a senior financial officer at Wyeth, and before that, as a C.P.A. at Main Hurdman, which is now part of KPMG LLP. Mr. Goodman currently serves Syracuse University as Vice Chairman of the Board of Trustees, a member of the Executive Committee and Chairman of the Audit Committee; he previously served as Chairman of the Budget Committee. He is also Chairman of the International Board of Directors of the Israel Cancer Research Fund and Co-Chairman of its New York Board. Mr. Goodman is a C.P.A. and holds a B.S. degree from The Whitman School of Management at Syracuse University. — Mr. Goodman’s intimate knowledge of the Company’s operations, having served as President and Chief Operating Officer of Forest with broad responsibility for sales, commercial operations, compliance, manufacturing operations, information technology and other areas, his substantial expertise in financial matters, and his service as an important interface between management and the Board as its presiding independent director, make him a valuable member of the Board. Gerald M. Lieberman 2011 Director Nominee — Mr. Lieberman, 64, most recently served as the President and Chief Operating Officer of AllianceBernstein from 2004 to 2009, where he oversaw several critical functions for AllianceBernstein, including finance, global risk management, technology, operations, human resources, and investor and public relations. In addition, he was instrumental in developing AllianceBernstein’s global integrated platform and enhancing its corporate governance and financial transparency. Prior to joining AllianceBernstein in 1998, Mr. Lieberman held a number of senior positions at Fidelity Investments from 1993 to 1998, including Chief Financial Officer and Chief of Administration and he was a member of Fidelity’s operating committee, reporting directly to the Chairman. Before joining Fidelity, Mr. Lieberman spent 14 years with Citicorp, where he served as Senior Human Resources Officer and a member of the policy committee, reporting to the Company’s Chairman and Chief Executive Officer. At Citicorp, he also held several other senior leadership positions, including Chief Executive Officer of Citibank Mexico and Division Head of Latin America. Mr. Lieberman is currently serving as a director at Computershare. He is also a trustee of the University of Connecticut Foundation and was a practicing C.P.A with Arthur Anderson. He received a B.S. from the University of Connecticut and attended New York University’s Graduate School of Business Administration. — Mr. Lieberman’s senior roles at AllianceBernstein and Fidelity Investments, premier investment and asset management firms, and his breadth and depth of experiences, including his finance and accounting expertise and career-long focus on risk management, enable him to provide important and valuable perspectives to the Board. 31

Director Bios Lawrence S. Olanoff, M.D., Ph.D. Director since 2006 — Dr. Olanoff, 59, served as Forest’s Chief Operating Officer from 2006 to 2010 and currently serves as Senior Scientific Adviser to the Company. From July 2005 to October 2006, Dr. Olanoff was President and Chief Executive Officer at Celsion Corporation, an oncology drug development company. He also served as Executive Vice President and Chief Scientific Officer of Forest from 1995 to 2005. Prior to joining Forest in 1995, Dr. Olanoff served as Senior Vice President of Clinical Research and Development at Sandoz Pharmaceutical Corporation (now a division of the Novartis Group) and at the Upjohn Company in a number of positions including Corporate Vice President of Clinical Development and Medical Affairs. Over his entire career, he was involved in 30 product approvals. In addition, he is currently an adjunct Assistant Professor and Special Adviser to the President for Corporate Affairs at the Medical University of South Carolina (MUSC), as well as a Director of the MUSC Foundation for Research Development, which is a non-profit foundation created to benefit the university. He holds a Ph.D. in biomedical engineering and an M.D. degree from Case Western Reserve University. — Dr. Olanoff’s detailed knowledge of the pharmaceutical industry, his broad operational experience and research and development leadership over the course of his career at Forest, Sandoz and Upjohn, including with respect to thirty product approvals, and his service as a senior executive and intimate knowledge of Forest’s operations combine to make him an important asset to the Board. Lester B. Salans, M.D. Director since 1998 — Dr. Salans, 75, is a Clinical Professor and member of the Clinical Attending Staff of Internal Medicine at the Mount Sinai Medical School. Prior thereto, Dr. Salans was a senior executive at Sandoz Pharmaceutical Corporation (now a division of the Novartis Group). Dr. Salans is a former Director of the National Institutes of Arthritis, Diabetes, Digestive and Kidney Diseases of the National Institutes of Health. He served as Professor of Medicine and Director of the Division of Endocrinology at the Dartmouth Hitchcock Medical Center, Hanover, from 1968-1975. He also founded and is president of LBS Advisors, Inc., a consultancy serving several pharmaceutical and biotechnology companies, academic institutions, the National Institutes of Health and many investment firms. He serves on the board of directors of PharmaIN Corporation, a biopharmaceutical company. Dr. Salans earned a B.A. from University of Michigan and M.D. from University of Illinois. — Dr. Salans’ recognized leadership in the medical field, his varied positions in the pharmaceutical sector, and particular medical expertise in the fields of diabetes mellitus, obesity and endocrinology and clinical research experience bring valuable perspectives to the Board on research and development matters generally and with respect to the Company’s current and potential portfolio drugs within such indications. As a practicing physician in addition to his other roles, Dr. Salans bridges the gap between basic science and clinical medicine, enabling him to offer valuable insights to the Board. 32

Director Bios Brenton L. Saunders 2011 Director Nominee — Mr. Saunders, 41, has been the Chief Executive Officer of Bausch + Lomb and a board director since March 2010. Previously, Mr. Saunders served as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering-Plough’s merger with Merck & Co. and for its $16 billion acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers LLP from 2000 to 2003. Prior to that, he was Chief Risk Officer at Coventry Health Care between 1998 and 1999 and a co-founder of the Health Care Compliance Association in 1995. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System. In addition to the Bausch + Lomb board, he serves on the boards of ElectroCore LLC and the Overlook Hospital Foundation. He is also the former Chairman of the New York chapter of the American Heart Association. Mr. Saunders was also recently named to the Federal Reserve Bank of New York’s Upstate New York Regional Advisory Board. He received a B.A. from the University of Pittsburgh, an M.B.A. from Temple University School of Business, and a J.D. from Temple University School of Law. — Given Mr. Saunders’ leadership experience as CEO of a global, branded healthcare company and deep pharmaceutical experience, he will be an invaluable addition to the Board. In addition to his other attributes, his 15 years of senior compliance experience and broad regulatory expertise at a number of different companies, including Bausch + Lomb and Schering- Plough, will prove particularly valuable. Peter J. Zimetbaum, M.D. Director since 2009 — Dr. Zimetbaum, 47, has served as Director of Clinical Cardiology at Beth Israel Deaconess Medical Center in Boston (BIDMC) since 2005 and served as Director of Clinical Electrophysiology at BIDMC from 2001 to 2005. Additionally, since 2006, Dr. Zimetbaum has been an Associate Professor of Medicine at the Harvard Medical School (HMS), and he currently serves on the HMS Standing Committee on Conflicts of Interest. Dr. Zimetbaum received his M.D. degree from the Albert Einstein College of Medicine in 1990 and is board certified in both cardiovascular medicine and cardiovascular electrophysiology. — Dr. Zimetbaum’s extensive experience in the practice of medicine and clinical trials provides the Board and management with the perspectives of physicians and other healthcare providers who use the Company’s products and with insight into the clinical trial process. His expertise in cardiology, including the cardiovascular safety profile of products, is a valuable resource to the Board and management in analyzing and developing current and potential portfolio drugs. In addition, his service on Harvard Medical School’s conflict of interest committee provides the Company with important insights on the ethics of healthcare. 33

Important Additional Information & Forward Looking Information This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material. Forward Looking Information — Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry, and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings. Important Additional Information — Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022. 34